CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of The Newkirk Master Limited Partnership, (the "Partnership"), on Form 10-Q/A for the quarterly period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1 350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Date:  July 19, 2005                                  /s/ Michael L. Ashner
                                                      --------------------------
                                                      Michael L. Ashner
                                                      Chief Executive Officer


Date:  July 19, 2005                                  /s/ Thomas C. Staples
                                                      --------------------------
                                                      Thomas C. Staples
                                                      Chief Financial Officer


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